Statements of Financial Position (Parenthetical) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Fixed income securities, amortized cost	$ 4,534,157	$ 4,695,151
Equity securities, at cost	208,635	209,122
Short-term, amortized cost	$ 92,699	$ 108,277
Common stock, par value	$ 25	$ 25
Common stock, shares authorized	100,000	100,000
Common stock, shares issued	100,000	100,000
Common stock, shares outstanding	100,000	100,000